EXHIBIT 99.3

Dated: December 19, 2019

PreCheck Health Services, Inc.

305 W. Woodard Street, Suite 221

Denison, TX 75020

Re:	Note Purchase Agreement

Ladies and Gentlemen:

The undersigned purchaser (the “Purchaser”) hereby agrees to purchase from PreCheck Health Services, Inc., a Florida corporation (the “Company”), the Company’s 8% promissory note due December 31, 2020 (the “Note,” and, together the other notes of like tenor issues pursuant to note purchase agreements, the “Notes”) in the amount set forth on the signature page of this Agreement at a purchase price equal to the principal amount of the Note. The Notes shall be in substantially the form of Exhibit A to this Agreement. The Company is offering up to $270,000 principal amount of Notes; however, there is no minimum principal amount of Notes which must be sold. The Company may, in its sole discretion and without notice to the Purchaser, increase the principal amount of Notes being offered. The Notes will be sold in the minimum principal amount of $100,000; however, the Company may, in its sole discretion, accept subscriptions for an investment of less than $100,000. Payment of the Notes will be secured by a pledge in the stock of JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”) pursuant to a pledge agreement, to be executed contemporaneously with the acquisition by the Company of the stock of JAS pursuant to a stock purchase agreement dated July 17, 2019 between the Company and Justin Anderson and Stacey Anderson, as amended by an amendment dated December 19, 2019 (the “JAS Agreement”). The security interest in the stock of JAS will be pari passu with the security interest to be held by the stockholders of JAS in the $250,000 Notes to be issued to the stockholders of JAS pursuant to the JAS Agreement.

1. The Purchaser shall pay the Purchase Price by wire transfer in accordance with instructions by the Company contemporaneously with the execution of this Agreement.

2. The Company represents and warrants to the Purchaser as follows:

(a) The Company is a corporation organized, validly existing and in good standing under the laws of the State of Florida, has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently and proposed to be conducted. The Company has not failed to qualify to transact business as a foreign corporation in any jurisdiction where the failure to be so qualified would materially and adversely affect the business, properties, prospects or financial conditions of the Company (a “Material Adverse Effect”).

(b) This Agreement and the Notes have been authorized by board of directors of the Company and, when executed by the Company and the Purchaser, will constitute the valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and except that remedies that the grant equitable relief are in the discretion of the court.

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(c) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the passage of time or giving of notice, result in any such material violation or default or result in the creation of any material lien, charge or encumbrance upon any asses of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(d) There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement or the Notes or the right of the Company to enter into this Agreement, to issue the Notes or to consummate the transactions contemplated hereby, or that could reasonably be expected to result, if determined adversely to the Company, in a Material Adverse Effect. The Company is not a party to, or to the Company’s knowledge named in, any order, writ, injunction, judgment or decree of any court, government agency or instrumentality.

(e) Subject in part to the truth and accuracy of the Purchaser’s representations set forth in this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

(f) The Company has provided the Purchaser with all the information reasonably available to the Company that the Purchaser has requested for deciding whether to purchase the Notes. The Purchaser acknowledges that the Company’s filings under the Securities Act and the Securities Exchange Act of 1934 are available to the public through the Securities and Exchange Commission’s EDGAR system.

(g) Neither the Company nor any of its executive officers, directors, 10% of greater equity holders (nor any other Company-related person covered by the applicable statute) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act or disclosure requirements of Rule 506(e).

(h) No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

3. The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a) The Purchaser understands that the offer and sale of the Notes is being made only by means of this Agreement. The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement. The Purchaser is aware that the purchase of the Notes involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment. The Purchaser understands that the Company is operating at a loss, and can give no assurance that the Company will ever be profitable, and the Company will need additional financing both to enable it to pay the Notes when they become due and for its operations, and the failure of the Company to raise additional funds when required is likely to have a material adverse effect upon its business and its ability to pay the Notes and to continue in business, and any financing may result in dilution to the Company’s stockholders. In purchasing the Note, the Purchaser is not relying upon any projections, forecasts or any statements of any kind relating to future revenue, earnings, operations or cash flow. The Purchase understands that the Company is using the proceeds from the sale of the loan to fund the initial payment due for the purchase of JAS pursuant to the JAS Agreement and for expenses relating to a proposed financing by the Company. The Purchaser understands that in the event that that Company is not able to sell all of the $270,000 principal amount of Notes offered, the Company may not have sufficient funds for its immediate cash requirement or to acquire JAS. The Company will require the completion of its proposed financing to pay a note to the stockholders of JAS and to operate its business and the Company can give no assurance that the financing will be completed. The Purchaser understands that, in the event that the Company does not consummate the acquisition of JAS, the Notes will be unsecured. The Purchaser understands that JAS does not have audited financial statements.

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(b) In connection with its purchase of the Notes, the Purchaser understands that the Company’s business is subject to numerous risks, including the risk that the Company may not be able to sell all of the Notes offered and complete a financing which will be necessary to enable the Company to pay the Note as well as the note in the amount of $250,000 to be issued to the stockholders of JAS and to provide the Company funds to pay its bank financing which is due in May 2020, as well as funds for its operations as well as the risk that the Company may not consummate the acquisition of JAS. The Company can give no assurance that it will be able to raise the necessary funding. The Purchaser is familiar with the medical equipment business and the significant risks involved in entering into such a business, and the Purchaser has the ability to evaluate the risks inherent in the purchase of debt securities issued by the Company.

(c) The Purchaser understands that there is no minimum offering and, accordingly, it is possible that the Company may not sell any Notes other than those previously sold, if any, and the Notes purchased by the Purchaser. The failure of the Company to sell all of the Notes offered may impair its ability to make the acquisition of JAS and to develop its business and operations.

(d) The Purchaser is an accredited investor and the information set forth in the Accredited Investor Questionnaire, which is set forth as Exhibit B, is true and correct.

(e) The Purchaser is a sophisticated investor, with significant prior investment experience, including investment in early stage companies. The Purchaser is knowledgeable about investment considerations in unregistered and restricted securities and securities issued by early-stage development companies. The Purchaser has a sufficient net worth to sustain a loss of his entire investment in the Company and recognizes the possibility that he may sustain the loss of his entire investment. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Notes will not cause such commitment to become excessive. The investment is a suitable investment for the Purchaser. The Purchaser has engaged its own counsel, accountants and investment advisors to the extent that the Purchaser deems it necessary. The Company has given no assurance that it will be able to raise funds prior to the maturity date of the Note, and its failure to do so may impair its ability to pay the principal amount of the Notes at maturity as well as its ability to develop its business.

(f) The Purchaser is acquiring the Notes for investment and not with a view to the sale or distribution thereof, for the Purchaser’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Notes.

(g) The Purchaser will not transfer any Notes except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to it as to the availability of any exemption.

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(h) If the Purchaser is a citizen or resident of any country other than the United States, the Purchaser has taken such steps as he deems necessary to satisfy itself that the purchase of the Noes by the Purchase is not in violation of the laws of such country.

(i) The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Notes pursuant to this Agreement. The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 3(i).

(j) The Purchaser has a pre-existing relationship with the Company and its management (“preexisting relationship”). A preexisting relationship includes any relationship consisting of personal or business contacts of a nature to enable an issuer to evaluate a prospective investor’s sophistication, financial circumstances, and ability to understand the nature and risks related to an investment in the issuer.

(k) The Purchaser acknowledges and agrees that the Company will refuse to register any transfer of the Notes that is not made pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state securities laws.

(l) The funds used to pay the Purchase Price were not and are not directly or indirectly derived from activities that contravene (i) United States federal, state, or international laws and regulations, including anti-money laundering laws and regulations or (ii) anti-money laundering and similar laws and regulations of the country in which the Purchaser is a citizen or resident. United States federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(m) To the best of the Purchaser’s knowledge, none of: (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with the purchase of the Notes:

(i) is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations; or

(ii) is a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnotes below.

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1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

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(n) The Purchaser is not affiliated with a non-U.S. banking corporation.

(o) The Purchaser’s address set forth on the signature page is the Purchaser’s true and correct address.

(p) The information provided in the Purchaser’s accredited investor questionnaire, which is Exhibit B, is true and correct in all respects. The Purchaser will promptly notify the Company in the event of any change in the Purchaser’s status as an accredited investor.

(q) The Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties and agreements of the Purchaser set forth herein, and the Purchaser acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

(r) Neither the Purchaser nor any affiliate of the Purchaser is a “bad actor” as defined in Section 506(d) of the SEC pursuant to the Securities Act.

4. (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings, term sheets and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by email or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the Company or the Purchaser at the address set forth on the signature page of this Agreement to the attention of the person who executed this Agreement on behalf of such party. Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent.

(c) This Agreement shall be governed and construed in accordance with the laws of the State of Texas applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the Tarrant County in the State of Texas, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

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2 The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(d) THE COMPANY AND THE PURCHASER WAIVE THE RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

(e) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g) Words importing the singular number only shall include the plural and vice versa, words importing the masculine, feminine or neuter gender shall include the other genders.

(h) The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection with this Agreement and the purchase the Notes shall survive the issuance of the Notes.

(i) Each party shall pay its own expenses in connection with this Agreement

(j) If less than a complete copy of this Agreement is delivered to the Company, the Company and its advisors (including legal counsel) are entitled to assume that the Purchaser accepts and agrees, and the Purchaser shall be deemed to have accepted and agreed, to all of the terms and conditions of the pages not delivered unaltered.

[Signatures on following page]

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Please confirm your agreement with the foregoing by signing this Agreement where indicated. If the Purchaser is purchasing as joint tenants, tenants in common, joint tenants with right of survivorship (JTROS) or as community property owners, all Purchasers should sign a signature page and provide the required identification.

Principal Amount of Notes Being Purchased: $135,000

Purchase Price: $135,000

Purchaser:

By: _______________________________________

Name: _______________________________________

Address of Purchaser:

Telecopier of Purchaser: NA E-mail of Purchaser:

Social Security or Taxpayer Identification Number of Purchaser: NA Please attach copy of passport of government-issued identification

Accepted this 19th day of December, 2019

AGREED TO:
305 W. Woodard Street, Suite 221 Denison, TX 75020 Email: Justin@precheckhealth.com Telecopier:	PRECHECK HEALTH SERVICES, INC. By:/s/ Justin E. Anderson Name: Justin E. Anderson Title: Chief Executive Officer

[Signature page to PreCheck Health Services, Inc. Note Purchase Agreement]

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Exhibit A

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Original Issue Date: December 19, 2019	$135,000

8% PROMISSORY NOTE DUE DECEMBER 31, 2020

FOR VALUE RECEIVED, PreCheck Health Services, Inc.., a Florida corporation (the “Company”) promises to pay to or registered assigns (the “Holder”), the principal sum of $ on December 31, 2020 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note and the other notes of like tenor issued pursuant to the Note Purchase Agreement are collectively referred to as the “Notes.” The Company shall pay interest on this Note at the rate of 8% per annum, payable semiannually on the last Business Day of June and December; provided, that in the event of any prepayment of this Note, interest shall be paid to the date of prepayment. This Note is subject to the following provisions:

1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Note Purchase Agreement, and (b) the following terms shall have the following meanings:

(a) “Bankruptcy Event” means any of the following events: (a) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company, (b) there is commenced against the Company any such case or proceeding that is not dismissed within 90 days after commencement, (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 calendar days after such appointment, (e) the Company makes a general assignment for the benefit of creditors, (f) the Company calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

(c) “Note” means this Note.

(d) “Event of Default” shall have the meaning set forth in Section 4(a).

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(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f) “JAS” shall mean JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc.

(g) “JAS Notes” shall mean the Company’s promissory notes in the aggregate principal amount of $250,000 issued to the stockholders of JAS pursuant to a stock purchase agreement dated July 17, 2019 between the Company and Justin Anderson and Stacey Anderson, as amended by an amendment dated December 19, 2019.

(h) “Notes” means this Note together with the other notes of like tenor issued pursuant to the Note Purchase Agreement.

(i) “Note Purchase Agreement” means the Note Purchase Agreement between the Company, the and the original Holder, as amended, modified or supplemented from time to time in accordance with its terms and note purchase agreements of like tenor executed by the Company and other purchasers of Notes.

(j) “Note Register” shall have the meaning set forth in Section 2.

(k) “Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

(l) “Pledge Agreement” shall mean the pledge agreement to be executed by the Company, the holders of the Notes and the holders of the JAS Notes, to be executed contemporaneously with the acquisition by the Company of JAS.

(m) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(n) “Texas Courts” shall have the meaning set forth in Section 6(d).

2. Investment Representation; Note Register.

(a) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Note Purchase Agreement and may be transferred or exchanged only in compliance with the Note Purchase Agreement and applicable federal and state securities laws and regulations.

(b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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3. Security Interest. Payment of the Company’s obligations under this Note shall be secured by a security interest in the stock of JAS pursuant to the Pledge Agreement. The security interest of the holders of the Notes in the stock of JAS shall be pari passu with the security interest in the stock of JAS held by the stockholders of JAS pursuant to the JAS Agreement. The Company agrees to execute the Pledge Agreement contemporaneously with the acquisition of JAS. Prior to the consummation of the acquisition of JAS, the Note will be unsecured.

4. Events of Default.

(a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body).

(i) any default by the Company in the payment of principal of or interest on the Note when the same is due and such failure shall continue for a period of five Business Days;

(ii) any default by the Company in the payment of principal of or interest on the JAS Note;

(iii) the Company or JAS shall be subject to a Bankruptcy Event;

(iv) the Company shall (i) fail to execute the Pledge Agreement contemporaneously with the acquisition of JAS or (ii) be in default of its obligations under the Pledge Agreement and such default shall continue for thirty days after notice is given to the Company.

(b) Remedies Upon Event of Default.

(i) If any Event of Default occurs, the outstanding principal amount of this Note plus any amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 12% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Company’s obligations under this Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 4(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(ii) If an Event of Default shall occur, the holders of the Notes shall be entitled to exercise any remedies available pursuant to the Pledge Agreement.

5. Prepayment.

(a) The Company may prepay the Notes at any time, provided, that any prepayment shall be made to the holders of the Notes and the JAS Notes in proportion to their respective principal amounts.

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(b) The Company shall prepay the Notes from the proceeds of the next public of private financing in which the Company raises net proceeds, after deducting brokerage commissions, of not less than two million dollars ($2,000,000). Such payment shall be made not later than the third Business Day after the Company receives such proceeds.

6. Miscellaneous.

(a) Notices. All notices provided for in this Note shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail. Notices shall be sent to the Holder at the address set forth on the Company’s Note Register. Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein and the JAS Notes

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company and, in the case of a Note which is lost, stolen or destroyed, the Company may request indemnity and/or a bond as to the value of the Note and the Conversion Securities.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Notes or the Note Purchase Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Tarrant County in the State of Texas (the “Texas Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Texas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Texas Courts, or such Texas Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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(e) Legal Action. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(f) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

(h) Usury Savings Clause. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(i) Remedies, Characterizations, Other Obligations, Breaches. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(j) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(Signature on Following Page)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PRECHECK HEALTH SERVICES, INC.

By:
Justin E. Anderson, Chief Executive Officer
Email for Notices: justin@jas.consulting

[Signature page of note issued by Precheck Health Services, Inc.]

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Exhibit B

Accredited Investor Questionnaire

The following are tests for an accredited investor. Please initial which tests are applicable. Please initial all that apply.

____ A natural person whose individual net worth or joint net worth with Purchaser’s spouse, at the time of this purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Units and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Units, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

_____ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Purchaser’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ A director or executive officer of the Company.

_____ Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

_____ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

_____ Insurance company as defined in section 2(13) of the Securities Act.

_____ Investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_____ Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

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_____ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

_____ Any entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor#*).

_____ Any Individual Retirement Account (IRA) for the benefit of an accredited investor*.

_______________

# Each equity owner should complete a separate accredited investor questionnaire and should provide a copy of his passport, license or other government issued identification.

* The tests for an accredited investor who is an individual are the first three tests on this Exhibit A.

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